Exhibit 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

OF RIGNET, INC.

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K/A for the period ended December 31, 2018 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lee Ahlstrom, Chief Financial Officer, of RigNet, Inc. (the “Company”), hereby certify, to my knowledge, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 17, 2019	/s/ LEE AHLSTROM
Lee Ahlstrom
Chief Financial Officer